UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 26, 2004

SOVEREIGN BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-16581	23-2453088

(State or other jurisdiction of	(Commission File Number)	(IRS Employer Ident. No.)
incorporation)

1500 Market Street, Philadelphia, Pennsylvania	19102

(Address of principal executive offices)	(Zip Code)

(215) 557-4630

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.

Item 7. Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Exhibits.

The following exhibits are furnished herewith:

99.1	Warrant Agreement dated February 26, 2004, between Sovereign Bancorp, Inc. and Bank of New York, as warrant agent.

99.2	Trust PIERS Guarantee Agreement of Sovereign Bancorp, Inc. dated February 26, 2004

99.3	Third Supplemental Indenture dated February 26, 2004, between Sovereign Bancorp, Inc. and BNY Midwest Trust Company, as indenture trustee.

99.2	Amended and Restated Declaration of Trust of Sovereign Capital Trust IV dated February 26, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOVEREIGN BANCORP, INC.

Dated: March 16, 2004

/s/Thomas Brugger

Thomas Brugger
Senior Vice President

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EXHIBIT INDEX

Exhibit Number
99.1	Warrant Agreement dated February 26, 2004, between Sovereign Bancorp, Inc. and Bank of New York, as warrant agent.

99.2	Trust PIERS Guarantee Agreement of Sovereign Bancorp, Inc. dated February 26, 2004.

99.3	Third Supplemental Indenture dated February 26, 2004, between Sovereign Bancorp, Inc. and BNY Midwest Trust Company, as indenture trustee.

99.4	Amended and Restated Declaration of Trust of Sovereign Capital Trust IV dated February 26, 2004.

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